Benchmark Electronics Q2-22 Earnings Results August 3, 2022

Forward-Looking 2022 Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts and may include words such as “anticipate,” “believe,” “intend,” “plan,” “project,” “forecast,” “strategy,” “position,” “continue,” “estimate,” “expect,” “may,” “will,” “could,” “predict,” and similar expressions or the negative or other variations thereof. In particular, statements, express or implied, concerning the estimated financial impact of the COVID-19 pandemic, the company’s outlook and guidance for third quarter 2022 results, the company’s belief that it is well positioned for continued momentum through the second half of 2022 based on current demand indicators, the company’s expectations regarding the strength of the Semi-Cap sector in 2023, the company’s anticipated plans and responses to the COVID-19 pandemic, future operating results or margins, the ability to generate sales and income or cash flow, expected revenue mix, the company’s business strategy and strategic initiatives, the company’s repurchases of shares of its common stock, the company’s expectations regarding restructuring charges and amortization of intangibles, and the company’s intentions concerning the payment of dividends, among others, are forward-looking statements. Although the company believes these statements are based on and derived from reasonable assumptions, they involve risks, uncertainties and assumptions that are beyond the company’s ability to control or predict, relating to operations, markets and the business environment generally, including those discussed under Part I, Item 1A of the company's Annual Report on Form 10-K for the year ended December 31, 2021, and in any of the company’s subsequent reports filed with the Securities and Exchange Commission. In particular, these statements also depend on the duration, severity and evolution of the COVID-19 pandemic and related risks, including the emergence and severity of its variants, the availability of vaccines and potential hesitancy to utilize them, government and other third-party responses to the crisis and the consequences for the global economy, the company’s business and the businesses of its suppliers and customers. Events relating to or resulting from the COVID-19 pandemic, including the possibility of customer demand fluctuations, supply chain constraints, inflationary pressures, the effects of foreign currency fluctuations, or the ability to utilize the company’s manufacturing facilities at sufficient levels to cover its fixed operating costs, may have resulting impacts on the company’s business, financial condition, results of operations, and the company’s ability (or inability) to execute on its plans to respond to the COVID-19 pandemic. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes, including the future results of our operations, may vary materially from those indicated. Undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of performance. All forward-looking statements included in this document are based upon information available to the company as of the date of this document, and the company assumes no obligation to update. Non-GAAP Financial Information Management discloses non‐GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. A detailed reconciliation between GAAP results and results excluding certain items (“non-GAAP”) is included in the following tables attached to this document. In situations where a non-GAAP reconciliation has not been provided, the Company was unable to provide such a reconciliation without unreasonable effort due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. Management uses non‐GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, which the Company defines as cash flow from operations less additions to property, plant and equipment and purchased software. The Company’s non‐GAAP information is not necessarily comparable to the non‐GAAP information used by other companies. Non‐GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made.

Q2-22 Overview Achieved 34% year-over-year revenue growth to $728 million - Driven by strength from Industrials, Medical and High Performance Computing Realized GAAP and non-GAAP gross margin of 8.1% and operating margin of 3.1% Excluding supply chain premiums, revenue grew 19% year-over-year, non-GAAP gross margin of 9.2% and non-GAAP operating margin of 3.6% * Grew non-GAAP earnings 85% year-over-year delivering $0.50 per share * * Component pass-through revenue for supply chain premiums with no impact on non-GAAP operating income or EPS

Roop Lakkaraju Chief Financial Officer

Second Quarter Revenue by Market Sector Q2-22 June 30, 2022 Revenue by Mix and Market Sector Mar. 31, 2022 June 30, 2021 For the Three Months Ended Dollars in Millions Higher-Value Markets   Mix % Revenue   Mix % Revenue Q/Q Growth   Mix % Revenue Y/Y Growth Medical   23% $166   18% $117 42%   20% $109 53% Semi-Cap   24% $175   29% $183 (5%)   26% $139 26% Aerospace & Defense   12% $90   13% $82 11%   18% $97 (7%) Industrials   22% $159   22% $137 16%   18% $100 59% Higher-Value Subtotal   81% $590   82% $519 14%   82% $445 33%       Traditional Markets   Mix % Revenue   Mix % Revenue Q/Q   Mix % Revenue Y/Y Computing   10% $69   8% $55 25%   7% $40 73% Telecommunications   9% $69   10% $62 11%   11% $60 15% Traditional Subtotal   19% $138   18% $117 18%   18% $100 38% Total Revenue 100% $728 100% $636 14% 100% $545 34%

Effects of Supply Chain Premiums Supply chain premiums are excess component costs paid by customers to secure available supply Results in pass-through revenue with no margin Dilutes gross and operating margin Magnitude of the premiums are temporary in nature No gross or operating profit impact No GAAP or non-GAAP EPS impact

Second Quarter 2022 Financial Summary (In millions, except EPS) June 30, 2022 Mar. 31, 2022 Q/Q June 30, 2021 Y/Y Net Sales $728 $636 14% $545 34% GAAP Gross Margin 8.1% 9.1% (100) bps 8.8% (70) bps GAAP SG&A $35.8 $36.3 (1%) $34.0 5% GAAP Operating Margin 3.1% 2.4% 70 bps 2.0% 110 bps GAAP Diluted EPS $0.49 $0.31 58% $0.20 145% GAAP ROIC 6.3% 5.6% 70 bps 4.6% 170 bps Net Sales $728 $636 14% $545 34% Non-GAAP Gross Margin 8.1% 9.1% (100) bps 8.8% (70) bps Non-GAAP SG&A $35.8 $36.3 (1%) $34.0 5% Non-GAAP Operating Margin 3.1% 3.4% (30) bps 2.5% 60 bps Non-GAAP Diluted EPS $0.50 $0.44 14% $0.27 85% Non-GAAP ROIC 9.6% 9.3% 30 bps 7.5% 210 bps See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results GAAP ROIC = (GAAP TTM income from operations – GAAP Tax Impact) / (Average Invested Capital for last 5 quarters) Non-GAAP ROIC = (Non-GAAP TTM income from operations + Stock-based compensation – Non-GAAP Tax Impact) ÷ [Average Invested Capital for last 5 quarters]

Non-GAAP Financial Summary Excluding Supply Chain Premiums (In millions, except EPS) Gross Margin without pass-through revenue

Trended Non-GAAP Return on Invested Capital * ROIC grew by 50% between Q1:21 and Q2:22 Fueled by growth of 44% in revenue and 97% in operating income over the same period Targeting 10% or better ROIC exiting fiscal 2022 * Non-GAAP ROIC = (Non-GAAP TTM income from operations + Stock-based compensation – Non-GAAP Tax Impact) ÷ [Average Invested Capital for last 5 quarters

Cash Conversion Cycle Update Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Accounts Receivable Days 48 49 51 54 55 Contract Asset Days 26 25 22 24 22 Inventory Days 75 83 82 95 90 Accounts Payable Days (69) (70) (67) (71) (67) Advance Payments from Customers Days (16) (16) (19) (20) (23) Cash Conversion Cycle 64 71 69 82 77

Liquidity and Capital Resources (1) Free cash flow (used) (FCF) defined as net cash provided by (used in) operations less capex Debt Structure (In millions) June 30, 2022 Senior Secured Term Loan $131 Revolving Credit Facility Drawn Amount $135 Strong balance sheet and available debt facilities Strategically investing in inventory which impacted cash flow For the Three Months Ended Cash (In millions) June 30, 2022 Mar. 31, 2022 June 30, 2021 Cash Flows from (used in) Operations ($25) ($68) $4 FCF (1) ($32) ($86) $(9) Cash $264 $245 $370 International $185 $151 $235 US $79 $94 $135

Capital Allocation Update Dividends Quarterly dividend of $0.165 per share totaling $5.8 million paid in April 2022 Recurring quarterly dividend of $0.165 per share paid to shareholders as of June 30, 2022 on July 14, 2022 Recurring quarterly dividends to continue until further notice Share Repurchases Share repurchases of $3.9 million completed in Q2 2022 Share repurchase program remaining authorization of $155 million as of June 30, 2022 Expect to continue share repurchases opportunistically in the quarter

Third Quarter 2022 Guidance * This guidance takes into consideration all known constraints for the quarter and assumes no further significant interruptions to our supply base, operations or customers. Guidance also assumes no material changes to end market conditions and our operations due to COVID. Q3:2022 Guidance Net Sales $715 - $755 million Diluted EPS – GAAP $0.41 - $0.46 Diluted EPS – non-GAAP* $0.49 - $0.55 SG&A expenses $36 - $38 million Operating Margin – non-GAAP* 3.5% - 3.7% Other Expenses, Net $3.8 million Effective Tax Rate 18% - 20% Weighted Average Shares ~ 35.4 million

2022 Outlook Jeff Benck - CEO

Q2-22 New Business Wins

Medical	• DNA Sequencing Device for Cancer Diag. (Design & Manufacturing) • Blood Safety System (Design) • Smart Wound Healing Platform (Design)
Semi-Cap	• Automated Vacuum Curing (Manufacturing) • Atomic Layer Deposition Platform (Manufacturing) • Lithography Tool build to print (Manufacturing)
Aerospace & Defense	• Encrypted comms equipment (Manufacturing) • Next Gen solid state comms equipment (Manufacturing) • Asset tracking for defense application (Engineering)
Industrials	• IoT-enabled monitoring device (Manufacturing) • Energy-related flow meters (Engineering) • Electronics for industrial automation application (Manufacturing)
Computing & Telco	• Broadband Network Amplifier (Manufacturing) • Specialized handheld Radio Wave Scanner (Product Design) • SATCOM Communication Module (Manufacturing)

Manufacturing Leadership Council

BENCHMARK WINS 2022 MANUFACTURING LEADERSHIP AWARDS - TRANSFORMATIONAL CULTURES

Recognized by National Association of Manufacturers (NAM) for the effort Benchmark operations put into developing the Benchmark Enterprise eXcellence (BEX) Olympics, integrating Lean Six Sigma culture and continuous improvement methodologies into daily work.

BEX enables employees to be change agents of continuous improvement while improving overall quality and operational efficiency.

Benchmark | 15

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Q3-22 Sector Outlook Medical FY2022 Revenue Outlook Semi-Cap A&D Industrials Computing Telco FY2022 Sector Revenue Drivers Strong year over year growth fueled by strength in existing programs and new ramps Semi-cap growth enabling record revenue levels Demand strength through second half 2022 Both heavily impacted by supply constraints Initial signals of commercial aerospace recovery Test & Control products performing well Ramping new Robotics and Automation programs HPC ramp in second half in support of large system builds Next Gen Networking infrastructure ramping Government initiatives around global broadband and Satcom fueling growth Q3-22 Revenue Outlook

2022 Mid-Term Target Model Progression 2022 Mid-Term Model Revenue growth above target, approaching all-time record level Non-GAAP gross margin below target due to supply chain premium pass-through at zero margin Operating expenses within target range Non-GAAP Operating Margin impacted by supply chain pass-through Excluding Supply Chain Premium Revenue growth at ~4x target rate Non-GAAP Gross Margin within 10 basis points of target Operating Expenses met target Non-GAAP Operating Income within target 2021 Results Q2-22 Results Year-over-Year Revenue Growth 34% Non-GAAP Gross Margins 8.1% SG&A Expenses 4.9% Non-GAAP Operating Margins 3.1% Year-over-Year Revenue Growth 19% Non-GAAP Gross Margins 9.2% SG&A Expenses 5.6% Non-GAAP Operating Margins 3.6% Q2-22 Adjusted* * Adjusted to reflect operating performance excluding the temporary effect of supply chain premiums

Highlights and 2022 Outlook Strong demand across market sectors Executing through Semi-cap “super-cycle” - Chips Act bill provides continued fab investment Industrial outperformed our expectations as we secured supply to support upside New Medical product ramps in flight and secular strength within installed base Strong 3Q Compute growth in support of large multi-quarter HPC project Even with strong revenue growth unfulfilled demand continues to be > $200M Diversified portfolio with limited exposure to consumer or commoditized markets 2022 revenue growth outlook revised to greater than 20% excluding supply chain premiums Expect to achieve $2.00 in non-GAAP EPS; a record for Benchmark

Appendix

(Amounts in Thousands, Except Per Share Data) – (UNAUDITED) APPENDIX 1 - Reconciliation of GAAP to non-GAAP Financial Results Three Months Ended June 30, Mar 31, June 30, 2022 2022 2021 Income from operations (GAAP) $ 22,432 $ 15,407 $ 10,699 Amortization of intangible assets 1,592 1,609 1,599 Restructuring charges and other costs 1,266 2,314 1,581 (Gain) loss on assets held for sale (2,376) 1,983 — Ransomware incident related costs (recovery), net — — — Customer insolvency (recovery) — — (153) Non-GAAP income from operations $ 22,914 $ 21,313 $ 13,726 GAAP operating margin 3.1% 2.4% 2.0% Non-GAAP operating margin 3.1% 3.4% 2.5% Gross Profit (GAAP) $ 58,756 $ 57,602 $ 47,913 Customer insolvency (recovery) — — (153) Non-GAAP gross profit $ 58,756 $ 57,602 $ 47,760 GAAP gross margin 8.1% 9.1% 8.8% Non-GAAP gross margin 8.1% 9.1% 8.8% Selling, general and administrative expenses $ 35,842 $ 36,289 $ 34,034 Non-GAAP selling, general and administrative expenses $ 35,842 $ 36,289 $ 34,034 Net income (GAAP) $ 17,221 $ 10,960 $ 7,369 Amortization of intangible assets 1,592 1,609 1,599 Restructuring charges and other costs 1,266 2,314 1,581 (Gain) loss on assets held for sale (2,376) 1,983 — Ransomware incident related costs (recovery), net — — — Customer insolvency (recovery) — — (153) Income tax adjustments(1) (82) (1,206) (633) Non-GAAP net income $ 17,621 $ 15,660 $ 9,763 Diluted earnings per share: Diluted (GAAP) $ 0.49 $ 0.31 $ 0.20 Diluted (Non-GAAP) $ 0.50 $ 0.44 $ 0.27 Weighted-average number of shares used in calculating diluted earnings per share: Diluted (GAAP) 35,336 35,470 36,061 Diluted (Non-GAAP) 35,336 35,470 36,061 Net cash (used in) provided by operations $ (25,485) $ (68,025) $ 3,660 Additions to property, plant and equipment and software (6,996) (17,975) (12,197) Free cash flow (used) $ (32,481) $ (86,000) $ (8,537) (1) This amount represents the tax impact of the non-GAAP adjustments using the applicable effective tax rates.

(Amounts in Millions) – (UNAUDITED) APPENDIX 2 - Reconciliation of Supply Chain Premiums Three Months Ended June 30, Mar 31, Dec 31, Sept 30, June 30, Mar 31, 2022 2022 2021 2021 2021 2021 Sales (GAAP) $ 728 $ 636 $ 633 $ 572 $ 545 $ 506 Adjustment for supply chain premiums (91) (57) (41) (26) (10) (4) Non-GAAP sales adjusted for supply chain premiums $ 637 $ 579 $ 592 $ 546 $ 535 $ 502 Non-GAAP cost of sales $ 669 $ 578 $ 571 $ 518 $ 497 $ 464 Adjustment for supply chain premiums (91) (57) (41) (26) (10) (4) Non-GAAP cost of sales adjusted for supply chain premiums $ 578 $ 521 $ 530 $ 492 $ 487 $ 460 Non-GAAP gross margin 8.1% 9.1% 9.8% 9.4% 8.8% 8.3% Non-GAAP gross margin adjusted for supply chain premiums 9.2% 9.9% 10.5% 9.8% 8.9% 8.4% Non-GAAP operating margin 3.1% 3.4% 3.8% 3.3% 2.5% 2.3% Non-GAAP operating margin adjusted for supply chain premiums 3.6% 3.7% 4.1% 3.5% 2.6% 2.3%